Exhibit 99.2

1 Investor Presenta t ion M a y 2 0 26

DISCLAIMER

This document contains confidential information regarding Prologium Holding Inc. (the "Company"), Translational Development Acquisition Corp. ("TDAC") and their respective subsidiaries, shareholders and associated undertakings and their businesses. This presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between the Company and TDAC and the related transactions (together, the "Potential Business Combination") and for no other purpose. This document is being made available on a confidential basis, and subject to the following provisions, to a limited number of persons who may be interested in the Potential Business Combination. It is issued for the exclusive use of the persons to whom it is addressed, with a view to assisting the recipient in deciding whether it wishes to proceed with the further investigation of the Company and TDAC.

By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of TDAC and the Company, this presentation and any information contained within it may not be (1) reproduced (in whole or in part), (2) copied at any time, (3) used for any purpose other than your evaluation of the Potential Business Combination or (4) provided to or reviewed by any other person, except your employees and advisors with a need to know and who are directed to keep this presentation confidential.

The recipient of this presentation acknowledges that it (a) is aware that United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing and selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities and (b) will neither use, nor cause any third party to use this investor presentation or any information contained herein in violation of the Securities Exchange Act of 1934, as amended, including, without limitation, Rule 10b-5 thereunder or any other applicable securities law.

Neither the Company, TDAC nor their respective shareholders nor any of their holding companies, subsidiaries, associated undertakings or controlling persons, nor any of their respective directors, officers, partners, employees, agents, representatives or advisers makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this document or otherwise made available nor as to the reasonableness of any assumption contained herein or therein and any liability therefore (including in respect of direct, indirect or consequential loss or damage) is expressly disclaimed. Nothing contained herein or therein is, or shall be relied upon as, a promise or representation, whether as to the past or the future.

This document does not purport to contain all of the information that may be required to evaluate the Potential Business Combination and any recipient hereof should conduct its own independent analysis of the Company and TDAC and the data contained or referred to herein. Neither the Company nor TDAC undertakes or expects to update or otherwise revise this document or any other materials supplied.

No information set out in this document will form the basis of any contract. Any prospective investor will be required to acknowledge in the purchase contract that it has not relied on, or been induced to enter into such agreement by, any representation or warranty, save as expressly set out in such agreement.

This document and any oral statements made in connection with this presentation do not constitute an offer or invitation for the sale or purchase of the securities or any of the assets, business or undertaking described herein, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive fully-executed definitive agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering . TDAC and the Company reserve the right to withdraw or amend for any reason any offering and to reject any definitive agreement for any reason. The communication of this presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Shareholders reserve the right to negotiate with one or more prospective investors at anytime and to enter into a definitive agreement for the sale for the financing of this transaction without prior notice to the other prospective investors. The Shareholders, the Company and TDAC each also reserves the right, without advance notice, to change the procedure; or to terminate negotiations at any time prior to the entry into of any binding contract for this transaction.

2

FORWARD-LOOKING STATEMENTS

Information in this presentation represents current expectations relating to transaction structure and is subject to further discussion and negotiation of definitive documentation in its entirety. All statements in this presentation other than statements of historical fact, including, but not limited to, statements regarding the Company's future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, and plans and objectives for future operations and offerings are "forward-looking statements" and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "should," "could," "potential," "projection," "forecast," "plan," "trend," "assumption," "opportunity," "predict," "seek," "target," or similar terminology, although not all forward-looking statements contain these identifying terms. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity, number of customers and market share, the capability of the Company's technology, Company's business plans including its plans to expand globally, the sources and uses of proceeds from the Potential Business Combination, the anticipated enterprise value of the combined company following the consummation of the Potential Business Combination, any benefits of Company's partnerships, strategies or plans as they relate to the Potential Business Combination, anticipated benefits of the Potential Business Combination and expectations related to the terms and timing of the Potential Business Combination are also forward-looking statements.

These forward-looking statements are based upon the Company management's current expectations, assumptions and estimates as of the date of this presentation, are subject to change and are not guarantees of future results or the timing thereof. While TDAC and the Company may elect to update these forward-looking statements in the future, each is not under any obligation, and expressly disclaims any duty, to update or otherwise revise the information after the date of this presentation, whether as a result of new information, new developments or otherwise.

Neither Company nor TDAC can assure you that the forward-looking statements in this presentation will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the occurrence of any event, change or other circumstance that could delay, impede or prevent the Potential Business Combination or give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against Company or TDAC, the combined company or others following the announcement of the Potential Business Combination; the inability to complete the Potential Business Combination due to the failure to obtain approval of the shareholders of Company or TDAC or to satisfy other conditions to closing (including the $250 million Minimum Cash condition); failure to obtain TDAC deadline extension, the amount of redemption requests made by TDAC's public shareholders or the Company Shareholders; the ability to maintain the stock exchange listing standards following the consummation of the Potential Business Combination; the risk that the Potential Business Combination disrupts current plans and operations of Company or TDAC as a result of the announcement and consummation of the Potential Business Combination; the ability to execute on its business strategy and the ability to develop and commercialize its solid-state battery technology; the ability to accurately estimate the future supply and demand for its batteries; the ability to respond rapidly to emerging technology trends; the ability to compete effectively and the ability to manage growth; the ability to recognize the anticipated benefits of the Potential Business Combination; costs related to the Potential Business Combination; changes in applicable laws or regulations; international trade disputes, including threatened or implemented tariffs by the U.S. and threatened or implemented tariffs by foreign countries in retaliation; the ability of Company to execute its business model, including market acceptance of its planned products and services; the combined company's ability to raise capital; future financial performance of the combined company following the Potential Business Combination; the possibility that TDAC or the combined company may be adversely affected by other economic, business and/or competitive factors; risks associated with Company's efforts to commercialize its products; Company's ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing products on Company's business; intellectual property-related claims against Company or the combined company; Company's dependence upon its key personnel and ability to attract and retain such personnel and additional qualified personnel; Company's ability to source raw materials for its products; and other risks and uncertainties to be set forth in the section entitled "Risk Factors" in the registration statement on Form F-4 to be filed by Company with the SEC and those included under the heading "Risk Factors" in TDAC's filings with the SEC. There may be additional risks that neither Company nor TDAC presently knows or that Company and TDAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Company, TDAC, their respective directors, officers or employees or any other person that Company or TDAC will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent the views of Company and TDAC as of the date of this presentation. Subsequent events and developments may cause those views to change. Except as required by applicable law, neither Company nor TDAC has any duty to, and does not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation. You should, therefore, not rely on these forward-looking statements as representing the views of Company or TDAC as of any date subsequent to the date of this presentation.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, assurance, prediction or definitive statement of fact or probability. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties, including, but not limited to, risks and uncertainties related to the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination, and the failure to realize the anticipated benefits of the Potential Business Combination; the Company's ability to execute on its business strategy and the ability to develop and commercialize its solid-state battery technology; ability to accurately estimate the future supply and demand for its batteries; ability to respond rapidly to emerging technology trends, ability to compete effectively and ability to manage growth; the number of redemption requests made by TDAC's public stockholders and the ability of TDAC or the combined company to issue equity or equity-linked securities in connection with the Potential Business Combination or in the future; and those factors discussed in documents of TDAC filed, or to be filed, with the U.S. Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TDAC nor the Company presently know of or that TDAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TDAC's and the Company's expectations, plans or forecasts of future events and views as of the date of this presentation. TDAC and the Company anticipate that subsequent events and developments will cause TDAC's and the Company's assessments to change.

3

ADDITIONAL DISCLOSURES

Use of Data

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to competitors, customers, suppliers, partners, market participants, third-party technologies, market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company and TDAC have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. Such information may not be directly comparable across companies due to differences in definitions, methodologies, testing conditions, reporting periods, product configurations and other factors.

Important Information for Investors and Shareholders

TDAC and the Company and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of TDAC stockholders in connection with the Potential Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of TDAC's directors and officers in the Potential Business Combination in TDAC's filings with the SEC, including TDAC's registration statement on Form S-1, which was declared effective by the SEC on December 23, 2024. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TDAC's stockholders in connection with the Potential Business Combination will be set forth in the proxy statement for the Potential Business Combination, which is expected to be filed by TDAC with the SEC.

This presentation is not a substitute for the registration statement or for any other document that the Company and TDAC have filed and will file with the SEC in connection with the Potential Business Combination.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN FREE COPIES OF OTHER DOCUMENTS FILED WITH THE SEC BY TDAC AT HTTP://WWW.SEC.GOV.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY REGULATORY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF ANY SECURITIES. TDAC WILL MAKE ANY OFFER TO SELL SECURITIES ONLY PURSUANT TO A DEFINITIVE SUBSCRIPTION AGREEMENT, AND TDAC AND THE COMPANY RESERVE THE RIGHT TO WITHDRAW OR AMEND FOR ANY REASON ANY OFFERING AND TO REJECT ANY SUBSCRIPTION AGREEMENT IN WHOLE OR IN PART FOR ANY REASON.

4

PRESENTERS

ProLogium

ProLogium



Vincent Yang
Founder, CEO & CTO

- Over 28 years in the lithium battery industry and the inventor of 1,000+ worldwide patents in the solid-state battery space
- Plant Director of Dayuan Plant and Director of R&D Dept., Foxconn Advanced Technology
- Director, Polymer Battery Division, Ultra-life Taiwan
- B.S. and M.S., Chemical Engineering & Materials Science and Engineering, National Taiwan University

FOXCONN · UMC · ULTRALIFE BATTERIES INC



Ben Lee
CFO

- 20+ years of experience in finance and accounting, including leadership roles and public offerings with Canadian Solar and Yum! Brands

APWC · O'NEIL GLOBAL ADVISORS · Yum! · CanadianSolar · VESUVIUS · pwc

TDAC



Michael B. Hoffman
Chairman and CEO

- Former Partner at Riverstone Holdings ($37B fund manager); Co-Head of Renewable and Power Strategies personally overseeing ~$7B in equity commitments
- Led landmark energy investments including Talen Energy (~$400M → ~$18B) and Pattern Energy (~$1B → ~$20B), demonstrating a proven track record of energy value creation at scale
- Senior Managing Director & Head of M&A at The Blackstone Group for 15 years; served on Private Equity Investment Committee and Executive Committee

Blackstone · RIVERSTONE · Northern Genesis · STONE CAPITAL PARTNERS · ANNOVIS · CGC



Avi Das
CFO

- Nearly 20 years of financing experience, including working with Mr. Hoffman on 3 prior SPACs and at Riverstone
- Started his career as an investment banker at Goldman Sachs

Goldman Sachs · RIVERSTONE · STONE CAPITAL PARTNERS · Northern Genesis · CimbriaCapital

5

TRANSACTION SUMMARY

ProLogium to go public via business combination with Translational Development Acquisition Corp. ("TDAC", Nasdaq: TDAC)

~$3.8B

PRE-MONEY ENTERPRISE VALUATION[1]

Compelling valuation in light of ProLogium's next-generation battery technology, manufacturing track record, and commercial traction

~$300M

TARGET GROSS PROCEEDS

Will seek to be funded by a combination of anticipated PIPE proceeds and TDAC cash in trust at the close of the transaction

Funding supports ProLogium's manufacturing expansion outside Taiwan and Gen 4 battery commercialization; Initial phase of Dunkirk, France factory supports >4GWh/yr of 4th Generation Solid-State battery production

(1) Pre-Money Equity Valuation of ~$3.9B adjusted for $100M in net cash on ProLogium balance sheet. See page 38 for details.

6

PROLOGIUM HAS BEEN A GLOBAL LEADER IN SSB DESIGN AND MANUFACTURING SINCE 2006

- THE FIRST SOLID-STATE BATTERY ("SSB") COMPANY TO ACHIEVE COMMERCIAL-SCALE CELL PRODUCTION (2013) AND APPROACH GIGAWATT-HOUR SCALE PRODUCTION CAPACITY (2027)
- THE FIRST SOLID STATE BATTERY DEMO CAR IN 2019
- DESIGNED A BATTERY WITH ZERO THERMAL RUNAWAY RISK WITH GEN 4 TECHNOLOGY
- LARGEST PATENT PORTFOLIO AMONG PURE-PLAY SSB MANUFACTURERS
- AWARDED THE EU'S LARGEST SUBSIDY TO A FOREIGN BATTERY DEVELOPER (UP TO ~€1.4B) TO DRIVE EUROPEAN EXPANSION IN DUNKIRK, FRANCE[1]
- ~$690M RAISED TO DATE FROM INSTITUTIONAL AND STRATEGIC PARTIES

(1) See page 45 for details.

7

PROLOGIUM IS ADVANCING THE NEXT GENERATION OF BATTERIES

The first scalable battery that eliminates the trade-offs between safety, energy density, performance, and cost

BATTERIES ARE STRATEGIC INFRASTRUCTURE

Batteries have become one of the most critical strategic assets underpinning the modern economy, as the world undergoes a once-in-a-generation transformation driven by electrification, energy transition, and AI infrastructure expansion

BOTH LIQUID & SOLID ARE TRAPPED BY TRADE-OFFS

But for the past 40 years, higher energy density inevitably increases thermal runaway risk

Both current liquid, solid-liquid or all-solid-state solutions remain a compromise between safety, energy density, performance, and cost

ProLogium

GEN 4 CHANGES THAT

Not another solid-state battery – the 4th generation ProLogium battery represents the safest solid-state battery ever developed

ProLogium Gen 4 combines

- Zero thermal runaway risk
- High energy density
- Balanced electrical performance
- Manufacturing know-how
- Cost competitiveness

in a single solution

8

PROLOGIUM'S TECHNOLOGY ADDRESSES CUSTOMERS' REQUIREMENTS

PROBLEM	TRADITIONAL LI-ION		GEN 4 SOLUTION	KEY PROLOGIUM PLATFORM ADVANTAGE
Thermal runaway risk reduces adoption and use cases in high-safety markets	**VARIABLE** *Thermal runaway*	→	**ZERO** *Thermal runaway*	Non-flammable solid electrolyte + 100% ceramic separator + Active Safety Mechanism (ASM)
Energy density insufficient for necessary product adoption or weight requirements	**265–300** *Wh/kg*	→	**360–470** *Wh/kg*	Enables 500+ mile EV range, eVTOL viability, and lighter packs across robotics and aerospace
Charge times creates consumer friction and infrastructure strain	**20-45 MINS** *From 5% to 60–80% SoC*	→	**4.6–6.4 MINS** *From 5% to 60–80% SoC*	Charging speeds approaching gasoline parity unlocking higher utilization for electric vehicles & robotics

PROBLEM	CURRENT SOLID STATE		GEN 4 SOLUTION	KEY PROLOGIUM PLATFORM ADVANTAGE
No next generation battery has been proven with manufacturability at scale or deliver commercial performance	**UNSOLVED CHALLENGES** *Conflicts between material and cell system nature*	→	**PROVEN HISTORY OF MANUFACTURING** *Giga-level production*	Production since 2013 and >10 years of manufacturing expertise built through 3 generations of production lines (>800k cells shipped from giga factory since 2024)
High costs hinder the commercialization of next generation batteries	**RARE MATERIAL & PROCESS COMPLEXITY**	→	**LOW-COST MATERIAL & STREAMLINED PROCESS**	Proprietary electrolyte with no rare materials + reduced production steps = lower CapEx + OpEx unit costs

9

10 I. The Company

PROLOGIUM IS DEFINING THE PATH TO SCALABLE NEXT-GEN BATTERIES

OVERVIEW

Years of Battery Development
20

YE2025 Patents
1,000+

$M USD Raised to Date
~$690

Employees
820+

Automotive Samples Delivered
12,000

Cells Delivered to Global Clients Since 2013
2,400,000

KEY HIGHLIGHTS



ProLogium

Fast Charging
6.4 MINS
From 5 to 80% at 5C

-20°C Performance
>90%
Retention

NEXT-GEN BATTERY
Gen 4: Superfluidized (Solid-State 2.0)



ProLogium

OPERATIONAL GIGAFACTORY
Taoyuan, Taiwan



ProLogium

€1.4B FRENCH GOVERNMENT SUBSIDY
Dunkirk Gigafactory



Density
Performance
Safety
Manufacturing Track Record
Cost and Scalability

BALANCED SOLUTIONS
5-Pillar Framework

KYUSHU ELECTRIC POWER CO., INC. · Mercedes-Benz · OPmobility · VINFAST

WORLD-CLASS CUSTOMERS
Global Enterprises

ARKEMA · DELTA · FEV · MAHLE · RIMAC · Schneider Electric

GLOBAL PARTNER NETWORK
Industrial and R&D Partners

#1
In Patents

1,000+
YE2025 Patents

INDUSTRY-LEADING PATENTS
70% Active Patents

Mercedes-Benz · posco · VINFAST

TOP-TIER STRATEGIC BACKERS
Series E Investors

11

UNDERPINNED BY A PATENT PORTFOLIO THAT PROVIDES INDUSTRY-LEADING SCALE & COVERAGE

~30% CAGR in ProLogium's Patent Portfolio



30% p.a.
31
600
1,052
1,250*
2012
2022
2025
2026

ProLogium Leads in Total Patent Scale & Quality

(Normalized to 100%)

Patentcloud



Active Patent %
Total Patent
(indexed to 100)
ProLogium
Active patent: 70%
100%
QuantumScape
Active patent: 44%
50%
SES
Active patent: 28%
26%
Solid Power
Active patent: 8%
22%
Factorial
Active patent: 22%
20%

17% of ProLogium's Patent Are Ranked A(1)

InQuartik



A
Top 1~25%
B
Top 25-50%
C
Top 51-75%
D
Top 25%
ProLogium
17%
Samsung
13%
LG Chem
12%
BYD
8%
CATL
4%

* Planned by the end of 2026.

(1) Based on value metrics including commercialization actionability, market conditions and industrial positioning of the invention by 3rd party patent platform in 2023.

12

PROLOGIUM'S PLAN TO SCALE GLOBALLY FROM FOUNDATION IN TAIWAN


Dunkirk, France
▪ 2nd SSB Gigafactory
▪ (Under Construction)
ProLogium
Taoyuan, Taiwan
▪ Taoke Factory
▪ SSB Gigafactory
▪ (Operating)
2nd Factory
Further Expansion
1st Factory

North America

US Expansion:

- Initiated discussions with U.S. and Canadian government agencies
- Conducting site selection across multiple U.S. states
- Inlay supply from Asia/EU; Partner assembly in U.S.

Europe

Dunkirk Gigafactory:

- Strong government support
- Targeting commercial operations by YE2029
- 2030E Production Capacity: **4.0 GWh**
- **Max Design Capacity: 44.0 GWh**

APAC

Taoke Gigafactory:

- The world's **1st SSB gigafactory**
- 2025 Production Capacity**: 0.5 GWh**
- 2030E Production Capacity: >**1.0 GWh**
- **Max Design Capacity: 3.0 GWh**

13

PHASED MASS PRODUCTION ROADMAP

TAIWAN: UP TO 3 GWH

2032
2.05GWH

2031
1.05GWH

2030
1.05GWH

2029
0.80GWH

2027
0.80GWH

2024
0.55GWH

2017
0.05GWH

2013
0.01GWH







FRANCE: UP TO 44 GWH

2032
12.00GWH

2031
4.00GWH

2030
4.00GWH

2029
0.75GWH

2026
Ground-Breaking Event

2024
French Projects Commenced


ProLogium





ACCUMULATIVE PRODUCTION CAPACITY (GWH)


2032E
2.05
12
2031E
1.05
4
2030E
1.05
4
2029E
0.8
0.75
2027E
0.8
2024A
0.55
2017A
0.05
2013A
0.01
Taiwan
France

Note: Anticipated production capacities are management estimates and are subject to change due to available financing and other factors outside of the Company's control.

14

SCALE-UP IN MANUFACTURING MATCHED TO MARKET TARGETING

Targeting High Performance Markets while achieving economies of scale before future expansion into mass EV market

2006 → 2025 → 2030+

PROVEN MARKET ADOPTION

ProLogium has been manufacturing and commercializing solid-state batteries, demonstrating market proven technology since 2013

PREPARED FOR NEXT STAGE OF GROWTH

High density, safe and fast charging Gen 4 large-cell technology allows ProLogium to address premium market demand and production expansion

Portable Accessories, Wearables

Commercialized products with serial purchase orders



Semiconductor, AGV, Automotive

Commercialized products with serial purchase orders



Premium Vehicle Markets

Development projects with millions of USD revenues by sample delivery



Emerging Markets

Partnership secured, sample testing ongoing


Aerospace
Data Center ESS
Robotics

Small Size, ~30 Ah → **Large Size, ~100 Ah**

Flexible Lithium Ceramic Battery | Pouch Lithium Ceramic Battery | Pouch Lithium Ceramic Battery | Large Lithium Ceramic Battery


Cell Size

15

16 II. Market Perspective & Commercialization

TRACTION ACROSS THE BATTERY ECOSYSTEM | A FOCUS ON HIGH GROWTH EMERGING MARKETS

TARGET CUSTOMER MARKET BY REVENUE[1]



Others
BEV-Luxury
Defense
Data Center ESS
Non-EV Markets ~50%
EV Markets ~50%
BEV-Executive
Robotics
BEV-Mass
Aerospace
Commercial Vehicles
2-3 Wheelers
Off-Road Vehicles

MARKET SEGMENTS

EMERGING MARKET

Robotics | Data Center ESS | Defense

Aerospace



MAINSTREAM MARKET

Passenger EVs (Luxury, executive & mass market) | Commercial Vehicles

Construction Vehicles | Motorbikes/E-Bikes



CUSTOMERS WITH POs/MOUs (PR)



ProLogium × DELTA
ProLogium × DARFON
DARFON ENERGY TECH

25+ CUSTOMERS



Mercedes-Benz | ProLogium
gogoro | ProLogium
KYUSHU ELECTRIC POWER CO.,INC. × ProLogium

14+ OEMs

8+ TIER 1

Note: All target markets are supported by secured customer commitments (MoU/LOI/PO/DA).
(1) Represents Company's targeted breakdown of 2032 revenue by customer market segment.

17

PROLOGIUM'S TECHNOLOGY ADDRESSES THE DEMANDS OF PREMIUM MARKET SEGMENTS

	TARGET SEGMENT	2030E TAM ($B)	'25-30E TAM CAGR	RELATIVE PRODUCT GROSS MARGIN	THE ProLogium ADVANTAGE
Near-Term Markets	Premium Automotive	~$17	11%		High voltage power & energy density without need for pressure management
Near-Term Markets	Aerospace & Defense	~$15	8%		Safest battery technology for mission-critical applications
Near-Term Markets	Robotics	~$15	39%		Extended operational life without sacrificing weight or power
Near-Term Markets	Data Center ESS	~$5	7%		Safest battery technology for colocation with high-value compute
Future	Mass Market Automotive	~$199	22%		Pursuing roll-out process over time; increased production capacity will create opportunity to target at scale in the future

Source: Premium Automotive: Ultra-Fast EV Batteries Market - Strategic Insights and Forecasts (2025-2030) (Knowledge Sourcing Intelligence), Aerospace and Defense Battery Market Current Trends Analysis 2026 to 2035 (Insightace Analytic), Humanoid Robot Battery Navigating Dynamics Comprehensive Analysis and Forecasts 2025-2033 (Market Report Analytics), Data Center Battery Market (2026 - 2033) (Grand View Research), Electric Vehicle Battery Market (2025 - 2030) (Grand View Research).

18

DELIVERING SUPERIOR PERFORMANCE FOR CUSTOMERS

MARKET SEGMENT	OPPORTUNITY	ProLogium GEN 4 VS TRADITIONAL LI-ION	
Premium Segment EVs 	Premium passenger applications benefit from extended range, faster charging, and cold-weather performance	+20-55% DRIVING RANGE	6 MIN CHARGE TIME
Aerospace 	Stringent weight and volume constraints, and zero-tolerance safety standards. SSB is the ideal option and critical enabler	-30-50% WEIGHT	800+ KM DISTANCE
Defense 	Safety, high energy density, high pressure operating performance, non-PRC supply chain	+20-30% MISSION TIME	NON-PRC SUPPLY CHAIN
Robotics 	Safety and longer operating time enabled by high energy density become gating factors to scale major use cases	+40-55% WORKING TIME	6 MIN CHARGE TIME
Data Center ESS 	Space limits, fast-discharge, high-power needs, and elevated on-rack safety requirements in Data center applications boost SSB adoption	+2-5X POWER DENSITY	-10-20% HEAT GENERATION

Note: Range includes Gen 4 and Gen 4+ expected performance versus traditional Li-ion.

19

ENABLING PARTNERSHIPS TO ACCELERATE COMMERCIALIZATION & EXPANSION

Flexible business model including Direct Sales + Licensing

Material → **Inlay** → **Cell / Module / Pack** → **Application Market**



Select Partnerships

- Material: ARKEMA, Neomat, POSCO
- Cell / Module / Pack: KYUSHU ELECTRIC POWER CO., INC., MAHLE, RIMAC TECHNOLOGY
- Application Market: Mercedes-Benz, OPmobility

ProLogium

Superfluidized All Inorganic Solid-State Lithium Ceramic Battery

ProLogium's Patents for Partnership

- Material: Proprietary material / component recipe of Gen 4 technology (i.e., electrode materials, electrolyte)
- Cell / Module / Pack: Cell assembly manufacturing technology with ProLogium Inlay
- Application Market: Next-generation mobility / energy solutions featuring ProLogium cells




Inlay
From ProLogium
Pouch cell
By Partners

Proprietary Inlay structure provides ProLogium with flexibility to license, sell, built capacity with value chain partners to reduce cost and increase revenue.

Collaboration Model

- Material: Partner → ProLogium: Material Sales; ProLogium → Partner: License
- Cell / Module / Pack and Application Market: ProLogium → Partner: Cell and Inlay Sales, Licensing

NEXT GENERATION BATTERY VALUE CHAIN

Note: All trademarks, logos, and brand names used in this document are the property of their respective owners. They are used for identification purposes only and do not imply any affiliation, partnership, or endorsement between the trademark owners and ProLogium.

20

CASE STUDY: SUPPLYING BATTERIES AS BACKUP UNITS FOR AI DATA CENTERS



STRATEGIC PARTNER

DARFON

As a leading provider of smart mobile energy storage solutions, Darfon Energy specializes in producing high-performance battery packs and intelligent energy storage technologies. Backed by 25+ years of electronics heritage, it collaborates with NVIDIA and industry partners to scale AI applications. Its global operations span Japan, South Korea, the United States, and Europe.

BOTTLENECKS

01 High Asset Value & Downtime Risk
AI servers are costly, and outages cause severe operational and financial losses.

02 BBU Space Constraints
High-power GPUs, cooling, and power systems are squeezing available BBU space.

03 GPU Power Consumption Surge
Exponential growth in GPU power demands (~1,000W in 2025) is straining power and cooling systems.

04 Cybersecurity Challenges
National security and policy requirements demand a secure supply chain.

OPPORTUNITY


DARFON
(Pack Maker)
A Leading U.S. Multinational Semiconductor Company
(Downstream End User)
ProLogium
(Cell Maker)

SOLUTIONS

Extreme Safety & Optimal Runtime
- 140% — RUNTIME BOOST AT 12C
- ZERO — THERMAL RUNAWAY

Smaller Battery & Lower Heat Generation
- 900+ — WH/L AT CELL LEVEL
- <60°C — HIGH POWER DISCHARGE

Transient High-Power Support
- UP TO 15C — HIGH RATE DISCHARGE
- LOW — THERMAL GENERATION

Ex-PRC Supply Chain
- TAIWAN — HQ / GIGAFACTORY R&D CENTER
- FRANCE — GIGAFACTORY R&D CENTER

21

CASE STUDY: SOLVING BOTTLENECKS IN NEXT-GENERATION ROBOTICS

STRATEGIC PARTNER

DELTA

Founded in 1971, Delta Electronics is a global leader in power and thermal management. It focuses on high-efficiency energy solutions and collaborates with NVIDIA and top 5 global robotics industry partners to scale up AI applications. With its smart power systems, Delta Electronics plays a key role in the global humanoid robotics supply chain. Its global footprint includes operations in Japan, Singapore, the U.S., and Europe.

BOTTLENECKS

01 Space & Weight Challenge

Due to constrained form factors, batteries must deliver high energy density while maintaining low weight.

02 Turnover Rate & Long Duration

High degrees of freedom (DoF) lead to high power consumption, requiring fast-charging capability to support longer on-site operation.

03 High Continuous & Pulse Discharge

Multi-joint operation requires 5C continuous discharge; sudden movements demand 10C pulse discharge for torque and balance.

04 Potential Safety Hazards

Batteries for humanoid robots (medical/household use), deep tech, and militaries require defense-grade safety standards.

OPPORTUNITY


Downstream
End User
World's Largest
Semiconductor
Foundry
Midstream
OEM
Pack
Maker
DELTA
Cell
Maker
ProLogium
Geopolitical
Hedging
Ensuring EU/US regulatory compliance to reduce supply-chain risk

SOLUTIONS

Great Capacity & Performance	380+	WH/KG AT CELL LEVEL
	13%	HIGHER THAN TESLA'S 2.3 KWH
High Turnover & Longer Uptime	FAST CHARGING 6.4	MINS FOR 5-80% SOC
	+55%	AGAINST GENERAL UPTIME
Wide Operating Window	5C/10C	DISCHARGE CAPABILITY
	-30 TO 60°C	TEMP RANGE
Certifications	UL2271	SHOCK & EXPLOSION PROOF
	UL2280	HIGH THERMAL CAPABILITY

22

CASE STUDY: AEROSPACE APPLICATIONS WITH LIGHTER, DURABLE, AND HIGHER-PERFORMIMG BATTERIES



AERIAL VEHICLES / DRONES

THE WORLD'S LARGEST AMERICAN ONLINE RETAILER

BOTTLENECKS

- **Long Charging Downtime:**
  Disrupts logistics and operational efficiency
- **Poor Environmental Adaptability:**
  Performance degrades under extreme temperatures (<0°C or >45°C)
- **Unable to Find Absolute Safety:**
  NO thermal runaway by ARC Testing proof

AIRCRAFT

A EUROPEAN AEROSPACE PIONEER REDEFINING REGIONAL TRAVEL

BOTTLENECKS

- **Low Energy Density:**
  Long-range or heavy-payload missions require large battery packs, limiting usable cabin space
- **Thermal Safety Control:**
  High-energy aviation batteries are prone to thermal runaway

SOLUTIONS

Verified by UL Solutions



ZERO THERMAL RUNAWAY

Great Specific Energy
380+ WH/KG AT CELL LEVEL

Wide Operating Window
-30 TO 60°C

Fast Charging
~80% SOC < 6.4 MINS

SATELLITE

AN AMERICAN AEROSPACE MANUFACTURER AND SPACE GIANT

BOTTLENECKS

- **Thermal & Vibration Vacuum:**
  No battery has been able to reliably operate in vacuum environments while withstanding extreme temperature fluctuations and maintaining stable performance under prolonged vibration and mechanical stress

SOLUTIONS

Endorsed by Professional Third Party

TASA
High Thermal Vacuum at -20-45°C
$<6.5\times10^{-3}$ PA

NASA
Great Vibration Vacuum at -25-65°C
$<1\times10^{-7}$ PA

23

CASE STUDY: ENERGY SOLUTIONS FOR DEFENSE APPLICATIONS


PROLOGIUM HAS BEEN FOCUSED ON DEFENSE & SECURITY SINCE 2017.
Power Vest
Handheld Radio
Bomb Removal Robot

SUBMARINE

A French-registered historical supplier to the French Ministry of Defense, the Ministry of the Interior, and NATO



- High Energy Density Needed
- Extreme Safety Required
- Wide Temperature Adaptability





DEFENSE TECH

Exploring a supply contract with a U.S. defense technology company, delivering cutting-edge capabilities to military contractors

- High Continuous & Pulse Discharge
- Bullet Resistant & Explosion Proof
- Geopolitically Sensitive Origins Excluded

Solutions

- **Great Specific Energy** — 380+ WH/KG AT CELL LEVEL
- **Ultimate Safety** — ZERO THERMAL RUNAWAY
- **Post-Shooting Test** — VOLTAGE REMAINS AT 4.2V
- **Wide Operating Window** — -30 TO 60°C
- **Pressure Resistance** — 750 BAR
- **Continuous & High-Rate Discharge** — 5C/10C DISCHARGE CAPABILITY
- **Non-PRC Supply Chain** — TAIWAN/FRANCE GIGAFACTORY R&D CENTER

24

25 III. Technol o gy & Capabilities

THE PATH TOWARD NEXT-GENERATION BATTERIES

Balanced Chemical System Enabled by Scalable Manufacturability and Reasonable Unit Cost



NO TRADE-OFF BETWEEN ELECTRICAL PERFORMANCE WITH HIGH ENERGY DENSITY
CELL CHEMICAL SYSTEM
HIGH ENERGY DENSITY
5
Silicon Anode
Li Metal / Anode-Less
HIGH ELECTRICAL PERFORMANCE
4
Fast Charging: ≤5–8.5mins (5-80%) @ 400V
High Power: ≥10C–15C
Low temp: ≥90% RT Retention @ -20˚C
CREATE A RELIABLE CELL MANUFACTURING PLATFORM (NEW UNIVERSE) FOR THE NEW CELL CHEMICAL SYSTEM
INDUSTRY CHALLENGE: MAINTAINING SAFETY REQUIRED A PERFORMANCE VS DENSITY TRADE-OFF
HIGH SAFETY
3
No thermal runaway in ARC test from room temperature to 300–500˚C
CELL ENGINEERING SYSTEM:
CELL MANUFACTURING PLATFORM (NEW UNIVERSE) THAT SUPPORTS THE COMMERCIALIZATION OF THE NEW CELL CHEMICAL SYSTEM
SCALABLE MANUFACTURABILITY
2
Process: Simple design
Facility Requirement: Low dry-room requirement
REASONABLE COST
1
Rare-metal-free BOM
+ Gigascale Manufacturing
+ Simplified Pack Design

26

THE CHEMISTRY DESIGN PATH FOR NEXT GENERATION BATTERIES

First-Principles Approach to the Intrinsic Properties of Key Battery Cell Components and Materials Solves Density Limitations

INDUSTRY CHALLENGES

SAFETY



In a thermal event, the cathode releases oxygen, which can react violently with lithium metal formed at the anode and with flammable electrolyte solvents, **leading to rapid fire or explosion.**

ELECTRICAL PERFORMANCE



Ionic migration of the electrolyte fundamentally determines how efficiently & uniformly Li+ migrate in a rechargeable battery – cycle life, low temperature performance, fast charging & thermal stability.

ENERGY DENSITY

100% Silicon Anode



360-400 Wh/kg

Li-metal Anode[1]



430-470 Wh/kg

Perfect but dangerous materials like NMC 955 cathode, 100% silicon or even Li-metal anode can be applied only when safety is ensured. Excellent electrical performance enables thick film process for even higher energy density compared to conventional limit of 280Wh/kg.

ProLogium GEN 4 1ST PRINCIPAL FOCUS

- 1.1 NONFLAMMABLE ELECTROLYTE
- 1.2 CERAMIC SEPARATOR
- 1.3 ACTIVE SAFETY MECHANISM

- 2.1 TRANSFERENCE NUMBER
- 2.2 IONIC CONDUCTIVITY
- 2.3 INTERFACE CONTACT

- 3.1 USE OF REACTIVE MATERIALS – Supported by Safety
- 3.2 ADOPTING THICKER FILM (NO POLARIZATION) – Supported by Performance

(1) Post-Gen 4 technology on Company development roadmap.

27

SAFETY: AN INHERENTLY SAFE PRODUCT FOR CUSTOMERS

CONVENTIONAL LI-ION BATTERIES & CURRENT SEMI-SOLID OR ALL-SOLID-STATE BATTERIES



In a thermal event, the cathode releases oxygen, which can react violently with lithium metal formed at the anode and with flammable electrolyte solvents, **leading to rapid fire or explosion**

ProLogium

TRIPLE Safety Mechanism

1 NON-FLAMMABLE ELECTROLYTE

Fully inorganic, non-flammable solid electrolyte, replacing the flammable liquid electrolytes present in conventional lithium-ion batteries


553
229
0378
ProLogium's Superfluidized
All Inorganic Solid-state ELT

2 ALL CERAMIC SEPARATOR

100% ceramic separator withstands **much higher temperatures** than PP/PE separators, preventing internal short circuits and propagation


PE / PP
ProLogium separator

3 ASM[1] EMBEDDED SUPERFLUIDIZED ALL INORGANIC SSE

Superfluidized All Inorganic SSE **automatically decomposes in ASM components** when exposed to high temperatures, **stabilizing the cathode and the anode**, preventing thermal runaway


Voltage
Temperature
5.0
4.0
3.0
2.0
1.0
0.0
305
245
185
125
65
5
0
600
1200
1800
2400
3000
3600
4200
4800
5400

(1) Active Safety Mechanism by ProLogium.

28

SAFETY: EMBEDDED ASM MATERIAL ACTIVATES AT 125°C AND STABILIZES THE THERMAL SOURCE

Solving the two electrode volcanoes: Nonflammable electrolyte with embedded ASM actively stopping reactions

Accelerating Rate Calorimeter (ARC) Test



Temperature (°C)
800
700
600
500
400
300
200
100
0
0
1,800
3,600
5,400
7,200
9,000
10,800
Time (Minute)
UL Solutions
3rd party tested

Thermal runaway

Conventional — Conventional Liquid[1]

Next Generation 1.0 — Solid Liquid[2]
- Solid-liquid
- All solid state

Solid Sulfide, LPSC[3]

No thermal runaway

Next Generation 2.0 — ProLogium Gen 4

ASM[4] embedded superfluidized solid-state Electrolyte

ProLogium Gen 4 is the first and only cell to complete ARC testing without thermal runaway in the 40-year history of lithium batteries.



Self Discharge
ASM(4) Activating
Stable Phase
Voltage (V)
5.0
4.0
3.0
2.0
1.0
0.0
3V
1V
305
245
185
125
65
5
Temperature (°C)
0
1800
3600
5400
Time (Min)

V(Full Cell) = V_{CAM}-V_{AAM} ≈ 3 V
CAM = CAM
Si-Li Alloy = Si-Li Alloy

V(Full Cell) = VCAM'-VAAM' ≈ 1 V
CAM = CAM' (Different Crystalline)
Si-Li Alloy → Si-Li-X Compound

Note: Accelerating Rate Calorimeter (ARC) chart reproduced based on published academic literature.
(1) Key Characteristics for Thermal Runaway of Li-ion Batteries, Energy Procedia 158 (2019): 4684-4689.
(2) In situ-polymerized lithium salt as a polymer electrolyte for high-safety lithium metal batteries.
(3) Stage-Dominated Thermal Runaway in Sulfide ASSBs: Decoupled Electrochemical Ignition and Chemical Cascades, https://doi.org/10.21203/rs.3.rs-6428540/v1.
(4) Active Safety Mechanism by ProLogium.

29

PERFORMANCE: PROLOGIUM'S ELECTROLYTE REDEFINES PERFORMANCE LIMITS

All-in One Platform combining High Li+ Migration, homogeneous interface and pressure-free operation

ProLogium GEN 4 ELECTROLYTE - SUPERFLUIDIZED SOLID STATE

The Best of Conventional Solid & Liquid

1 TRANSFERENCE NUMBER

Near 100% Li+ transport efficiency with minimal concentration polarization



0.2-0.4
Liquid
1
Solid
0.7-0.9
ProLogium

2 IONIC CONDUCTIVITY[1], mS/cm

57 mS/cm at 25ºC, 5x higher than the best of solid & liquid electrolytes



-20ºC
25ºC
2
12
Liquid
2
12
Solid
12
57
ProLogium

3 INTERFACIAL CONTACT

Pressure-free operation enabled by non-Newtonian flow behavior



Heterogeneous
Solid
Homogeneous
ProLogium

UNPARALLELED CELL-LEVEL PERFORMANCE

Revolutionary Cell Performance Without External Pressure

Fast Charging **6.4** mins From 5% to 80%	**C-rate Capability** **15C** Discharging Rate
Fast Charging Cycle **>1,000** Under Fast Charging	**-20°C Performance** **>90%** Retention

(1) Societe Generale de Surveillance SA.

30

PERFORMANCE: HIGHEST PROVEN IONIC CONDUCTIVITY

Super-Fluidized All Inorganic SSE Achieves the World's Highest Ionic Conductivity Among Electrolytes at Low and Room Temp

SGS Certified Conductivity Test


SGS


SGS


Ionic Conductivity vs Temperature
(Liquid, Solid & Polymer Electrolyte)
Super-Fluidized All Inorganic SSE (57 mS/cm)
LGPS (10 mS/cm)
1 M LiPF6 in EC:DMC (10 mS/cm)
LPSCl (2 mS/cm)
LLZO (0.4 mS/cm)
Composite ELT(0.3 mS/cm)
LATP (0.1 mS/cm)
Gel ELT (0.1 mS/cm)
PEO + LiFSI (0.001 mS/cm)
12.5
-20°C
57
25°C
10
25°C
LGPS / Liquid Organic
Ionic Conductivity (mS/cm)
9.8E+00
2.0E+00
3.9E-01
7.8E-02
1.6E-02
3.1E-03
6.3E-04
1.3E-04
2.5E-05
5.0E-06
1.0E-06
(25)
(20)
(15)
(10)
(5)
0
5
10
15
20
25
30
Temperature (°C)

31

ENERGY DENSITY: TECHNOLOGY UNLOCKS SAFETY LIMITATIONS ON HIGHER ENERGY DENSITY

Innovative Technology *Enables* High Energy Density

MARKET CHALLENGES

Conventional liquid & solid-state batteries increase thermal runaway risk or reduce electric performance as energy density rises, creating a liquid-chemistry density ceiling

ProLogium SOLUTION

ProLogium solves this fundamental contradiction at the material level

Safety and electric performance are no longer trade-offs against energy density, allowing 4th generation technology to exceed traditional ceilings with a roadmap to additional future performance

100% Silicon Anode
(4th Gen)



Li-metal Anode
(Technology Roadmap)





Cell Energy Density
1,000
800
600
400
200
750 Wh/L
860–940 Wh/L
1,000–1,100 Wh/L
280 Wh/kg
360–400 Wh/kg
430–470 Wh/kg
Conventional Ceiling

32

MANUFACTURING: FIRST SSB DEVELOPER TO ACHIEVE SAMPLE THROUGH NEAR GIGA-LEVEL

Production capacity since 2013



Capacity scale, GWh
< 0.05
Sample Making
> 0.05
Pilot
> 0.1
Giga-level
Status
Realized
Announced
Postponed / Delayed
Unclear Scale-Up Continuity
Company
2013
2017
…
2022
2024
2025
2026
2027
2028
2029
2030
ProLogium
Cumulative, GWh
0.01
0.05
0.55
0.8
1.6
5.05
QuantumScape
0.25
0.01(1)
TOYOTA
Mass production (Begin sales of ASSB cars)
Mass production
Limited scale
Mass production
Factorial
- Announced in 2023 Oct
- Sold in 2025 Oct during pre-IPO stage
0.02(1)

ProLogium Competitive Head Start in Manufacturing

Company	ProLogium Competitive Head Start in Manufacturing
QuantumScape	13 YEARS
TOYOTA	15 YEARS
Factorial	13 YEARS

PROLOGIUM IS THE GLOBAL LEADER IN SOLID STATE MANUFACTURING

- Automated production for large EV cells ~13 years ahead of competitors
- Taiwan production facility delivered on-time and on-budget
- Continuous production scale up planned in Taiwan and France

Source: Public investor presentations, International Battery Summit 2026, ProLogium internal calculations.
(1) Transitioned to licensing model, reducing need for in-house manufacturing.

33

MANUFACTURING: PATH TO CAPEX/MWH COMPETITIVENESS WITH BENCHMARKS

Manufacturing Efficiency Improvement Roadmap



Current Technology in Use
Improved Technology Planned
Footprint productivity improvement
103x
5x
2x
Manufacturing technology generation
G1
G2
G3
G4

Parameters	G1	G2	G3	G4
Width (mm)	250	660	660	1,320
Length (mm)	300	1,260	1,260	1,260
Speed (m/min)	10	30	55	55
Footprint (m^2/GWh)	65,000	21,000	8,286	6,854

ProLogium's Current CapEx is Competitive with EU and U.S. Industry Benchmarks (Total CapEx $M/GWh)



ProLogium Estimated CapEx Budget
ProLogium Estimated CapEx Projection
Industry CapEx Reference
Industry CapEx Reference
$M
180
160
140
120
100
80
60
40
20
0
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90
GWh
As capacity scales, continued optimization is expected to further reduce CapEx

Source: Company estimates.
Note: Anticipated costs are management estimates only and are subject to change due to permitting, available financing including the Business Combination, suppliers, and other factors outside of the Company's control.

34

COST & SCALABILITY: A MORE SCALABLE OPERATIONAL FLOW REDUCES OPEX UNIT COSTS

SIMPLIFIED MANUFACTURING FLOW *Fewer Steps. Higher Efficiency. Greater Scalability*


Process steps requiring dry room
Process steps integrated/eliminated by ProLogium
Electrode Preparation
Electrode Assembly
Cell Assembly
Conventional
17 steps
Mixing
Coating
Calendaring
Slitting
Notching
Vacuum Dehydration
Blanking
Z-folding Polymer Separator Installation
Tab Welding
Packaging
Pre-Sealing
Electrolyte Injection
Vacuum Impregnation
Formation 1
Degassing & Resealing
Pouch Trimming
Formation 2
8 hours vs 8 mins
Dehydration efficiency improved
7 steps vs 1 step
Dry room coverage reduced
ProLogium
11 steps
Slurry Mixing
Coating (Electrode + Adhesive)
Calendaring
Printing/ Hot Flow Dehydration
Electrode attaching/ Electrolyte Installation
Blanking
Inlay Stacking
Tab Welding
Packaging
Sealing
Eliminated Process
• Electrolyte injection
• Electrolyte Vacuum Impregnation
• Degassing
• Resealing
• >2 times of formation
Formation

GIGA-LEVEL AUTOMATED LINE VALIDATED

Already operating and shipping products

30-40%
Fewer manufacturing step

60-70%
Reduced dry room coverage

800,000
Cells shipped from Giga Factory

Reduced investment
Lower CapEx & OpEx

Patent Protected
Logithium™ architecture & process know-how since 2010

Slurry | Coating | Calendaring | Printing & Dehydration | Electrode attaching | Blanking | Stacking | Tab Welding | Packaging | Sealing



Footage captured on ProLogium Taoke production line in Nov 2023

35

COST & SCALABILITY: ELECTROLYTE MATERIAL COMPOSITION FURTHER REDUCES UNIT COSTS WHEN COMBINED WITH ASSEMBLY PROCESS



Conventional NMC Cell
ProLogium
Cell Material
50-60%
Cell Manufacturing
30-35%
Pack Manufacturing
15-20%
Electrolyte Cost, USD/kg
Current Cost
Economic Cost
Structural Cost Advantages:
• Rare-metal-free material
• Ability to use lower-cost, industrial-grade materials (instead of battery-grade) enabled by purification effects during superfluidization
LiFSi LiPF6
Conventional Liquid (EU)
Superfluidized All-Inorganic SSE
Rare / Unstable Material (Not used by ProLogium)
La
Ge
Li_2S
≧ 200 ?
≧ 300 ?
Solid Oxide, LLZO
Solid Sulfide, LGPS
Up to 20% reduction
by simplification of the cooling system
~15% reduction
by improved energy density and elimination of pressure modules
-(4-7%)
-(1-3%)
-(5-10%)
90-95%
Housing
Thermal Management
HV System
BMS
Other BOM
Production Costs
Pack COGS

Source: Company estimates.
Note: Anticipated costs are management estimates only and are subject to change due to permitting, available financing including the Business Combination, suppliers, and other factors outside of the Company's control.

36

37 IV. Transaction Details

TRANSACTION SUMMARY

Key Transaction Terms

- **ProLogium valued at $3,800M Pre-Money Enterprise Value ($3,900M Equity Value adjusted for $100M in net cash on ProLogium balance sheet)**
- **Targeting ~$300M of incremental gross proceeds delivered to ProLogium's balance sheet through a combination of SPAC cash in trust and PIPE proceeds**
- **At close, ProLogium is seeking to have ~$370M of net cash on the balance sheet**
  - *Comprised of the ~$300M gross proceeds, less $30M of transaction expenses, plus $100M of existing net cash*
- **Pro Forma Enterprise Value of ~$3,877M**
- **Targeting closing in 2H2026[(1)]**

Pro Forma Ownership at Close[(2)]



7%
1%
92%
ProLogium
SPAC & PIPE Shareholders
SPAC Sponsor

Shareholder	Shares	Value ($M)
ProLogium	390.0	$3,900.0
SPAC & PIPE Investors	30.0	$300.0
SPAC Sponsor	4.7	$46.6
Total	**424.7**	**$4,246.6**

Illustrative Pro Forma Valuation ($M)

Pro Forma Valuation	
Illustrative Share Price at Closing	$10.00
Pro Forma Shares Outstanding (M)	424.7
Pro Forma Equity Value ($M)	**$4,246.6**
Existing Net Cash Position ($M)	(100.0)
Net Cash from Transaction ($M)	(270.0)
Pro Forma Enterprise Value ($M)	**$3,876.6**

Sources and Uses ($M)

Sources	
ProLogium Valuation	$3,800.0
Existing Net Cash	100.0
SPAC Cash in Trust & PIPE Proceeds	300.0
Total Sources	**$4,200.0**

Uses	
ProLogium Purchase Price	$3,900.0
Cash to the Balance Sheet	270.0
Estimated Transaction Expenses	30.0
Total Uses	**$4,200.0**

(1) Subject to approval by the shareholders of both ProLogium and TDAC, regulatory approvals, and other customary closing conditions.
(2) ProLogium share count based on $3,800M pre-money enterprise value plus $100mm in existing net cash. Excludes impact of 8.63 million public warrants and 7.08 million private placement warrants. Assumes PIPE financing is successfully closed.

38

TRANSACTION PROVIDES THE OPPORTUNITY TO SCALE

Dunkirk Phase 1: 4 GWh Capacity by 2030

Item	(US$ million) Amount
Investment in France 4 GWh Capacity (A)	~773
Funding Structure:	
– Net Cash balance at close	~100
– De-SPAC Cash to the Balance Sheet	~270
– Government Subsidies (BPI)[(1)]	~705
Total Funding Secured (B)	**~1,075**
Liquidity Available for Future Growth (=B-A)	**~300**

Industrial-Scale Capacity Established

Opportunity for an incremental 4 GWh of production by 2030

Capital Ready for Next-Phase Scaling

Liquidity post-Phase 1 in France provides flexibility for scaling to 12 or more GWh of production capacity

CAPITAL ››› **INDUSTRIAL SCALE** ››› **REPEATABLE REVENUE GROWTH**

- PHASE 1: ~$773M TO UNLOCK 4 GWH OF CAPACITY
- TRANSACTION PROVIDES SUFFICIENT LIQUIDITY TO ACHIEVE THIS INITIAL GOAL AND MORE

Note: Assumes $300M raised through a combination of Trust proceeds and PIPE investment, net of $30M in transaction expenses.
(1) Calculated based on estimated cumulative €608M received through 2029 adjusted to USD based on a 1.1615 USD/EUR FX rate as of May 22, 2026.

39

BENCHMARKING CONSIDERATIONS

	ProLogium	QuantumScape	Factorial
Current Markets Served	Aerospace & Defense, Data Center ESS, EVs, Robotics	EVs	Aerospace & Defense, EVs, Robotics
Manufacturing Capacity	0.5 GWh/yr in Taoyuan, Taiwan + 4 GWh/yr in Dunkirk, France[(1)]	Pilot lines in San Jose, CA	Pilot lines in Massachusetts, USA and Cheonan, South Korea
YE2025 Patents[(2)]	1,000+	400+	150+
Initial Commercialized Product	2013	Pre-Commercial	Pre-Commercial
Number of Units Shipped	2.4M+	Undisclosed # of samples	Thousands to global OEMs for testing
Thermal Runaway Eliminated	✓	✗	✗
Pro Forma Equity Value ($B)	$4.2[(3)]	$5.4[(4)]	$1.2[(5)]
Pro Forma Enterprise Value ($B)	$3.9[(3)]	$4.5[(4)]	$1.1[(5)]

Source: Company websites, filings, presentations, and earnings releases.
(1) Under construction. 2030E Production Capacity: 4.0 GWh. Max Design Capacity: 44.0 GWh.
(2) Includes granted and pending patents as of YE2025.
(3) ProLogium valued at $3,800M Pre-Money Enterprise Value ($3,900M Equity Value adjusted for $100M in net cash on ProLogium balance sheet). Pro forma equity value assumes ~$300M of incremental gross proceeds delivered to ProLogium as part of the transaction, less ~$30M for transaction expenses, and adjusted for $46.6M SPAC sponsor equity shares.
(4) S&P Capital IQ as of May 26, 2026.
(5) Per investor presentation dated March 24, 2026.

40

41 V. Appendix

TECHNICAL PERFORMANCE BENCHMARKING

Legend: N/A; Target (dashed box)

Competitor & Model		Conventional: LG Energy Solution E72B	Next Generation Solid-State 1.0: Factorial FEST (NMC, Li-Metal)	Next Generation Solid-State 1.0: TOYOTA Sulfide ASSB	Next Generation Solid-State 1.0: QuantumScape QSE-5	Next Generation Solid-State 2.0: ProLogium Gen 4
Energy Density	Gravimetric (Wh/kg)	287	391	> 450 (Target)	301	380
	Volumetric (Wh/L)	637	835	N/A	844(3)	900
Performance	Operating Pressure (atm)	N/A	28(1)	~790(2)	>3.4	0
	Fast Charging	30-40 min, 8-80%	18 min, 15-90%	10 min, 10-80% (Target)	12.2 min, 10-80%	6.4 min, 5-80%
	Max. Charging Rate	N/A	N/A	N/A	N/A	5C
	Max. Discharging Rate	N/A	4C	N/A	10C	12C
	Cycle Life					
	Standard	N/A	>600th	N/A	800th	1,200th
	Fast Charging	N/A	N/A	N/A	N/A	1,000th
	Low Temperature Retention	N/A	82.7%	N/A	76%	>90%
Cell Level Safety		Susceptible to Thermal Runaway				No Thermal Runaway

Source: Investor presentations and public announcements.
(1) 28 bar converted to 27.6 atm.
(2) Calculated based on the reported operating pressure of sulfide-based electrolyte described in "A critical outlook for large scale solid-state batteries" (reported as ~80 MPa; converted to ~790 atm).
(3) Excluding tabbing area.

42

Vincent YANG

Founder, CEO & CTO

- Over 28 years in the lithium battery industry and the inventor of 1,000+ worldwide patents in the solid-state battery space
- Plant Director of Dayuan Plant and Director of R&D Dept., Foxconn Advanced Technology
- Director, Polymer Battery Division, Ultra-life Taiwan
- B.S. and M.S., Chemical Engineering & Materials Science and Engineering, National Taiwan University

TECHNICAL TALENT AT THE CORE OF PROLOGIUM

R&D



Dr. Dmitry BELOV

Chief Scientist & Head of European R&D

- Contributed to mass production of solid-state batteries during his tenure of 15 years with ProLogium
- Ph.D., Semenov Institute of Chemical Physics



Simon WU

Head of Product & Business Development

- 20+ years of experience in chemical engineering R&D
- Led product engineering into New Product Introduction phase at Foxconn
- 10+ years in next-gen battery product development

Manufacturing



Calvin HSIEH

Head of Manufacturing

- 20+ years of experience in the manufacturing industry
- Previously Director, Industrial SBU, TPK; COO, Ellipsiz Communications; and Director, Fab Operation, Wistron



Rachael HUANG

Head of Global Quality Assurance

- 25+ years of experience in quality improvement and engineering, including 10 years with ProLogium
- M.S., Statistics, National Cheng Kung University



Dr. James CHOU

Chief Engineer

- 30+ years of experience in Manufacturing & Operations
- Former VP, Manufacturing & Operations, ProLogium and Qualcomm MEMS
- Ph.D., Chemical Engineering, Pennsylvania State University



Yi-Ming WANG

Head of Supply Chain

- 20+ years of experience in R&D, supply chain & engineering
- Proven expertise in semiconductor and new energy industries
- Former leadership in Danan, United Renewable Energy and TSMC

43

TDAC OVERVIEW

Management has a successful SPAC track record within the Northern Genesis franchise, having closed two business combinations

Sponsor:	TDAC Partners LLC
Tickers (Unit / Stock / Warrant):	TDAC / TDACU / TDACW
Offer Date:	December 24, 2024
Listing:	NASDAQ
Deal Size:	$172.5 Million
Units Offered:	17.25 million units; $10.00 per unit
Unit Structure:	1.0 share / 0.5 warrant
Warrant Conversion:	$11.50 strike / $18.00 call
Cash in Trust:	$10.10 per unit sold (101.0%)
Sponsor "at risk" Investment:	$7.08 million via purchase of 7,075,000 warrants ($1.00/warrant)
Sponsor Promote:	4,657,500 shares; ~1% pro forma
Acquisition Period:	18 months

44

FRENCH SUBSIDY DETAIL

The largest battery state aid award in EU history – funding scales with ProLogium's build, de-risking every phase of expansion

HOW MUCH

€1.37B

total approved

- €275M advance payment already secured
- Funded by French government via BPI France
- Authorized by European Commission (SA. 106740)

WHAT WE GET IT FOR

44 GWH

of inlay + 10 GWh of cell capacity

- Europe's first solid-state battery gigafactory in Dunkirk
- R&D, industrialization, and recycling milestones
- Phase 1 (4 GWh) on track for 2030

WHEN IT ARRIVES

9 MILESTONES

paid 2024–2032

- Tied to capacity build-out – paid upon delivery
- No clawback if milestones are met
- Flexibility to scale to demand-driven capacity

CUMULATIVE GRANT BY CAPACITY TIER

€ millions received at each build-out stage



44 GWh
24 GWh
12 GWh
8 GWh
4 GWh
€1,375M
€1,025M
€887M
€768M
€575M
€ 0
€ 200
€ 400
€ 600
€ 800
€ 1,000
€ 1,200
€ 1,400
€ 1,600

PHASE 1 IS ALREADY FUNDED

€275M	Already in hand (advance payment secured)
€768M	Triggered by hitting Phase 1 (4–8 GWh)
€1.1B+	Tied to milestones ProLogium controls

45

ADDITIONAL CASE STUDY: EV APPLICATIONS

OPmobility





MASS MARKET

Application

A Global full-range passenger & commercial vehicles OEM

Replaceable Design

- LLCB Design in Horizontal Cooling System
- Cell Level Replaceable and Repairable

Type	Traditional LFP+CTP	ProLogium SSB
Total Energy	83 kWh	45 kWh
Weight (Kg)	560	220
400V Fast Charging (SoC)	30-80%: 30 mins	5-80% < 6.4 mins
Driving Distance per 6.4-min Charging	85-98km	350km
OEM's Total Cost of Pack (USD)	8,300	7,425

ProLogium's 45 kWh small battery enables 350km range & secure high gross margin.

OEMs enjoy lower total battery cost, 1/2 weight, and longer mileage than traditional solutions.

FEV



EXECUTIVE

Application

A German high-end business & luxury OEM

Long Range Design

- Range: 800-1000km
- Ultimate safety
- 400V Fast charging: 5-80% < 6.4 mins

RIMAC



LUXURY

Application

A French top tier racing car OEM &
a German luxury sport driving OEM

High Energy Design

- Cold weather range > 90%
- Ultimate safety
- 400V Fast charging: 5-80% < 6.4 mins

ADDITIONAL CASE STUDY: CONSTRUCTION MACHINERY

ProLogium, Kyushu Electric, and Nakayama Iron Works lead a new era in the global energy transition



“

2026/01

We are excited to leverage our expertise in energy technology and battery monitoring to contribute to the development of next-generation solid-state battery solutions. This collaboration represents a significant step toward realizing a sustainable and carbon-neutral future.

Mr. Koji Kurayama,
Manager of Next-Generation Storage Battery System Project
Kyushu Electric Power


DC24V
ProLogium
KYUSHU ELECTRIC POWER CO.,INC.
01-2026/CES26